Exhibit 10.1
Execution Version
AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT
     AMENDMENT (this “Amendment”) dated as of January 6, 2011 to the Amended and Restated Credit Agreement (the “Credit Agreement”) dated as of May 5, 2010, among PATRIOT COAL CORPORATION, a Delaware corporation (the “Borrower”) and each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”).
W I T N E S S E T H :
     WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth below.
     NOW, THEREFORE, the parties hereto agree as follows:
     SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.
     SECTION 2. New Definitions. Section 1.01 of the Credit Agreement is amended to add the following new definitions thereto in appropriate alphabetical order:
“Amendment No. 1 to Credit Agreement” means that certain Amendment No. 1 to Amended and Restated Credit Agreement, dated as of January 6, 2011, by and among the Borrower and the Required Lenders.
“2006-2007 Notes” means those certain notes receivables held by the Borrower as more particularly described in Annex I to Amendment No. 1 to Credit Agreement.
“2006-2007 Notes Closing Date” means the date on which the sale of the 2006-2007 Notes permitted under Section 7.05(n) is consummated.
     SECTION 3. Definition of Applicable Rate. The Applicable Rate schedule set forth in the definition of Applicable Rate in Section 1.01 of the Credit Agreement is hereby deleted and replaced with the following revised schedule:

	Applicable Rate
		Eurocurrency
	Consolidated	Rate Loans
	Leverage	and Letters of	Base Rate	Commitment
Level	Ratio	Credit	Loans	Fee
I	> 3.00x	4.500%	3.500%	0.750%
II	> 2.50x	4.250%	3.250%	0.750%
III	> 2.00x	4.000%	3.000%	0.625%
IV	> 1.50x	3.750%	2.750%	0.625%
V	> 1.00x	3.500%	2.500%	0.500%
VI	< 1.00x	3.250%	2.250%	0.500%

     SECTION 4. Definition of Consolidated EBITDA. The definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is hereby amended by (a) adding a “)” at the end of clause (e) thereof, prior to the words “, plus (i)” and (b) adding the words “without duplication and to the extent constituting a deduction in calculating Consolidated Net Income” at the beginning of clause (ix) thereof.
     SECTION 5. Mandatory Prepayments. Section 2.05(b) of the Credit Agreement is hereby amended by replacing the word “or” with “,”and adding the words “or (n)” after “(m)” in the first parenthetical thereof to read as follows:
     “(other than any Disposition of any property permitted by Section 7.05 (a), (b), (c), (d), (e), (h), (m) or (n))”.
     SECTION 6. Interest in Swing Line Loans. Section 2.08(a)(iii) of the Credit Agreement is hereby amended by adding the words “for Eurocurrency Rate Loans” after the words “plus the Applicable Rate”.
     SECTION 7. Dispositions. (a) Section 7.05 of the Credit Agreement is amended by deleting the word “and” at the end of clause (l) thereof, replacing the “.” with the words “; and” at the end of clause (m) thereof, and adding the following new clause (n) at the end thereof to read as follows:
“(n) a Disposition of the 2006-2007 Notes; provided that the Borrower must receive cash proceeds of such Disposition on the date of consummation of such Disposition of at least $100,000,000.”
     (b) The proviso at the end of Section 7.05 of the Credit Agreement is amended by replacing the word “and” with “,” and adding the words “and (n)” after “(l)” to read as follows:
     “provided, however, that any Disposition pursuant to Section 7.05(a), (b), (c), (f), (g), (l) and (n) shall be for fair market value and any Disposition pursuant to Section 7.05(m) shall be for Fair Market Value”.
     SECTION 8. Restricted Payments. Section 7.06 of the Credit Agreement is hereby amended by adding the following words at the end of clause (d) thereof to read as follows:

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     “; provided, further that the Consolidated Net Leverage Ratio of the Borrower both before and after giving pro forma effect to any such Restricted Payment must be no greater than 3:00:1:00;”
     SECTION 9. Financial Covenants. Section 7.11 of the Credit Agreement is hereby amended by amending and restating clauses (a) and (b) thereof in their entirety as follows:
“(a) Consolidated Interest Coverage Ratio. Permit the Consolidated Interest Coverage Ratio as of the end of any fiscal quarter of the Borrower, (i) for the period of four consecutive fiscal quarters of the Borrower ending on each of June 30, 2010, and September 30, 2010, to be less than 3.00:1.00, (ii) for the period of four consecutive fiscal quarters of the Borrower ending on December 31, 2010, to be less than 2.25:1.00, (iii) for the period of four consecutive fiscal quarters of the Borrower ending on March 31, 2011, to be less than 2.00:1.00, (iv) for the period of four consecutive fiscal quarters of the Borrower ending on June 30, 2011, to be less than 1.75:1.00, (v) for the period of four consecutive fiscal quarters of the Borrower ending on September 30, 2011, to be less than 2.50:1.00 and (vi) for the period of four consecutive fiscal quarters of the Borrower ending on December 31, 2011, and on the last day of each fiscal quarter of the Borrower thereafter to be less than 3.00:1.00.”
(b) Consolidated Net Leverage Ratio. Permit the Consolidated Net Leverage Ratio as of the end of any fiscal quarter of the Borrower, (i) for the period of four consecutive fiscal quarters of the Borrower ending on each of June 30, 2010, and September 30, 2010, to be greater than 3.00:1.00, (ii) for the period of four consecutive fiscal quarters of the Borrower ending on December 31, 2010, to be greater than 3.50:1.00 (or from and after the 2006-2007 Notes Closing Date, to be greater than 3:25:1:00), (iii) for the period of four consecutive fiscal quarters of the Borrower ending on each of March 31, 2011, and June 30, 2011, to be greater than 4.00:1.00 (or from and after the 2006-2007 Notes Closing Date, to be greater than 3:75:1:00), (iv) for the period of four consecutive fiscal quarters of the Borrower ending on September 30, 2011, to be greater than 3.25:1.00 (or from and after the 2006-2007 Notes Closing Date, to be greater than 3:00:1:00) and (v) for each period of four consecutive fiscal quarters of the Borrower ending on December 31, 2011, and on the last day of each fiscal quarter of the Borrower thereafter to be greater than 3.00:1.00.”
     SECTION 10. Representations of Borrower. The Borrower represents and warrants that (a) both before and after giving effect to this Amendment, the representations and warranties of the Borrower set forth in Article V of the Credit Agreement and contained in each other Loan Document, or which are contained in any document furnished at any time under or in connection with the Credit Agreement, are true and correct in all material respects on and as of the Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material

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respects as of such earlier date, and (b) after giving effect to this Amendment, no Default or Event of Default will have occurred and be continuing.
     SECTION 11. Authority. The Borrower has the requisite corporate or other organizational power and authority to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement (as amended hereby). Each of the Subsidiary Guarantors has the requisite corporate or other organizational power and authority to execute and deliver the Consent (as defined below). The execution, delivery and performance by the Borrower of this Amendment and by the Subsidiary Guarantors of the Consent and the performance by the Borrower and each other Loan Party of the Credit Agreement (as amended hereby) and each other Loan Document to which it is a party, in each case, have been authorized by all necessary corporate or other organizational action of such Person, and no other corporate or other organizational proceedings on the part of each such Person is necessary to consummate such transactions.
     SECTION 12. Enforceability. This Amendment has been duly executed and delivered on behalf of the Borrower. The Consent has been duly executed and delivered by each of the Subsidiary Guarantors. Each of this Amendment, the Consent and, after giving effect to this Amendment, the Credit Agreement and the other Loan Documents, (a) is the legal, valid and binding obligation of each Loan Party party hereto and thereto, enforceable against such Loan Party in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and (b) is in full force and effect. Neither the execution, delivery or performance of this Amendment or of the Consent or the performance of the Credit Agreement (as amended hereby) will adversely affect the validity, perfection or priority of the Administrative Agent’s Lien on any of the Collateral or its ability to realize thereon. This Amendment is effective to amend the Credit Agreement as provided therein.
     SECTION 13. No Conflicts. Neither the execution and delivery of this Amendment or the Consent nor the performance of and compliance with the terms and provisions hereof or of the Credit Agreement (as amended hereby) by any Loan Party will, at the time of such performance, (a) violate or conflict with any provision of its certificate of formation or limited liability company agreement or other governing documents of such Person, (b) violate, contravene or materially conflict with any Requirement of Law or Contractual Obligation (including, without limitation, Regulation U), except for any violation, contravention or conflict which could not reasonably be expected to have a Material Adverse Effect or (c) result in or require the creation of any Lien (other than those permitted by the Loan Documents) upon or with respect to its properties. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the transactions contemplated hereby.
     SECTION 14. Effect of Amendment. (a) Except as specifically amended above, the Credit Agreement and the other Loan Documents are and shall continue to be in full force and

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effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations under and as defined therein.
     (b) The execution, delivery and effectiveness of this Amendment shall neither operate as a waiver of any right, power or remedy of any Secured Party under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents.
     SECTION 15. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.
     SECTION 16. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
     SECTION 17. Effectiveness. This Amendment shall become effective on the date hereof provided that the following conditions are met (the “Amendment Effective Date”):
     (a) the Administrative Agent shall have received from each of the Borrower, the Swing Line Lender and the Required Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof;
     (b) the Borrower shall have paid to the Administrative Agent for the account of each Lender that has executed and delivered to the Administrative Agent or its counsel a signature page approving this Amendment on or before 5 p.m. (New York City time) on January 6, 2011, a fee in an amount equal to 0.25% of the aggregate amount of such Lender’s Commitment outstanding immediately prior to the Amendment Effective Date; and
     (c) the Administrative Agent shall have received counterparts of the Consent of Guarantors attached hereto as Annex II (the “Consent”) executed by each of the Subsidiary Guarantors as of the date hereof.
[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

PATRIOT COAL CORPORATION
By:	/s/ Robert L. Mead
	Name:	Robert L. Mead
	Title:	Vice President & Treasurer

Signature Page to Amendment No. 1

  Acknowledged by:
  BANK OF AMERICA, N.A., as Lender

By:	/s/ Adam H. Fey
Name: Adam H. Fey
Title: Director

Signature Page to Amendment No. 1

  Bank Of Oklahoma, N.A.,
     as a Lender

By:	/s/ Bershunda J. Burnett
Name: Bershunda J. Burnett
Title: Vice President

Signature Page to Amendment No. 1

BARCLAYS BANK PLC, as a Lender
By:	/s/ Michael J. Mozer
	Name:	Michael J. Mozer
	Title:	Assistant Vice President

Signature Page to Amendment No. 1

CATERPILLAR FINANCIAL SERVICES CORPORATION, as a Lender
By:	/s/ Michael M. Ward
	Name:	Michael M. Ward
	Title:	Credit & Operations Manager — Syndications Caterpillar Financial Services Corporation

Signature Page to Amendment No. 1

CITIBANK, N.A., as a Lender
By:	/s/ Raymond G. Dunning
	Name:	Raymond G. Dunning
	Title:	Vice President

Signature Page to Amendment No. 1

COMERICA BANK, as a Lender
By:	/s/ Mark J Leveille
	Name:	Mark J Leveille
	Title:	Vice President

Signature Page to Amendment No. 1

FIFTH THIRD BANK, as a Lender
By:	/s/ Robert M. Sander
	Name:	Robert M. Sander
	Title:	Vice President

Signature Page to Amendment No. 1

M&I Marshall & Ilsley Bank, f/k/a Southwest Bank, An M&I Bank as a Lender
By:	/s/ Roy C. Postel
	Name:	Roy C. Postel
	Title:	Senior Vice President

Signature Page to Amendment No. 1

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

By:	/s/ Scott Taylor
	Name:	Scott Taylor
	Title:	Vice President
	Date:	12/22/2010

Signature Page to Amendment No. 1

Natixis, as a Lender
By:	/s/ Carlos Quinteros
	Name:	Carlos Quinteros
	Title:	Managing Director

By:	/s/ Louis P. Laville, III
	Name:	Louis P. Laville, III
	Title:	Managing Director

Signature Page to Amendment No. 1

PNC NATIONAL ASSOCIATION, as a Lender
By:	/s/ Richard C. Munsick
	Name:	Richard C. Munsick
	Title:	Sr. Vice President

Signature Page to Amendment No. 1

RAYMOND JAMES BANK, FSB, as a Lender
By:	/s/ Garrett McKinnon
	Name:	Garrett McKinnon
	Title:	Senior Vice President

Signature Page to Amendment No. 1

RB International Finance USA LLC, Formerly known as RZB Finance LLC, as a Lender
By:	/s/ John A. Valiska
	Name:	John A. Valiska
	Title:	First Vice President

By:	/s/ Shirley Ritch
	Name:	Shirley Ritch
	Title:	Vice President

Signature Page to Amendment No. 1

SOCIÉTÉ GÉNÉRALE, as a Lender
By:	/s/ Emmanuel Chesneau
	Name:	Emmanuel Chesneau
	Title:	Managing Director

Signature Page to Amendment No. 1

SovereignsBank, as a Lender
By:	/s/ W. Jay Reese III
	Name:	W. Jay Reese III
	Title:	Vice President

Signature Page to Amendment No. 1

The PrivateBank and Trust Company, as a Lender
By:	/s/ Nicholas DeVilder
	Name:	Nicholas DeVilder
	Title:	Managing Director

Signature Page to Amendment No. 1

UBS LOAN FINANCE LLC,
as a Lender

By:	/s/ Mary E. Evans
Name: Mary E. Evans
Title: Associate Director

By:	/s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director

Signature Page to Amendment No. 1

United Overseas Bank Limited,
New York Agency,
as a Lender

By:	/s/ K. Jin Koh
Name: K. Jin Koh
Title: SVP & GM

By:	/s/ Mario Sheng
Name: Mario Sheng
Title: AVP

Signature Page to Amendment No. 1 [Patriot Coal Corporation]

Acknowledged by:
BANK OF AMERICA, N.A., as
     Administrative Agent

By:	/s/ Kathleen M. Carry
Name: Kathleen M. Carry
Title: Vice President

Signature Page to Amendment No. 1

  Acknowledged by:
  BANK OF AMERICA, N.A.,
     as Swing Line Lender

By:	/s/ Adam H. Fey
Name: Adam H. Fey
Title: Director

Signature Page to Amendment No. 1